UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  January 17, 2013

Skinny Nutritional Corp.
(Exact name of registrant as specified in its charter)

COMMISSION FILE NUMBER:  0-51313

Nevada	88-0314792
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

1100 East Hector Street, Suite 391
Conshohocken, PA 19428
(Address and zip code of principal executive offices)

(610) 784-2000
(Registrant’s telephone number, including area code)

CHECK THE APPROPRIATE BOX BELOW IF THE FORM 8-K FILING IS INTENDED TO SIMULTANEOUSLY SATISFY THE FILING OBLIGATION OF THE REGISTRANT UNDER ANY OF THE FOLLOWING PROVISIONS:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(a)
On January 17, 2013, Michael Zuckerman, who has been serving as a member of the board of directors of Skinny Nutritional Corp. (the “Company”) notified the Company of his decision to resign from the board of directors and all board committees on which he served, effective immediately.  Mr. Zuckerman furnished the Company with a letter dated January 17, 2013 in which he stated his decision to resign from the board.  In his letter, Mr. Zuckerman stated that his resignation was because he does not have confidence that he was being kept informed of facts and events that involve the Company and bear on his responsibilities as a director. The Company has provided Mr. Zuckerman with a copy of the disclosures contained in this Current Report on Form 8-K and a copy of Mr. Zuckerman’s letter is attached as Exhibit 17 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

The following exhibits are filed herewith

	Exhibit No.	Description

	17	Resignation Letter of Michael Zuckerman

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Skinny Nutritional Corp.

	By:	/s/ Michael Salaman
	Name:	Michael Salaman
	Title:	Chief Executive Officer
Date: January 24, 2013

EXHIBIT INDEX

Exhibit No.	Description

17	Resignation Letter of Michael Zuckerman